EXHIBIT 10.2

                       NOTE AND WARRANT PURCHASE AGREEMENT

      This NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of December 17, 2002, is entered into by and among Wire One Technologies, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Exhibit A attached hereto (the "Purchasers"), for the issuance and sale to the Purchasers of the Notes (as defined below) and Warrants (as defined below), of the Company by the Purchasers, in the manner, and upon the terms, provisions and conditions set forth in this Agreement.

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchasers and Purchasers shall purchase the Notes and Warrants; and

      WHEREAS, such issuance and sale will be made in reliance upon the provisions of Section 4(2) and Rule 506 of Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended, and regulations promulgated thereunder (the "Securities Act"), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the purchases of the Notes and Warrants to be made hereunder.

      NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and the Purchasers hereby agree as follows:

      1. Purchase and Sale of Notes and Warrants.

            (a) Upon the following terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, subordinated convertible promissory notes in the aggregate principal amount of $4,888,000 (the "Purchase Price"), bearing interest at the rate of eight percent (8%) per annum, convertible into shares of common stock of the Company, par value $.0001 per share (the "Common Stock"), in substantially the form attached hereto as Exhibit B (the "Notes"), and warrants to purchase shares of Common Stock, in substantially the form attached hereto as Exhibit C (the "Warrants").

            (b) In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers and the Purchasers agree to purchase the Notes and Warrants. The closing under this Agreement (the "Closing") shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the "Closing Date").

            (c) At the Closing, the Company shall issue to the Purchasers Warrants to purchase an aggregate of 814,668 shares of Common Stock. The Warrants shall be exercisable for five (5) years from the date of issuance and shall have an exercise price equal to the Warrant Price (as defined in the Warrants).

            (d) The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of its Common Stock equal to at least 120% of the aggregate number of shares of Common Stock to effect the conversion of the Notes and any interest accrued and outstanding thereon and exercise of the Warrants. Any shares of Common Stock issuable upon conversion of the Notes and any interest accrued and outstanding thereon and exercise of the Warrants (and such shares when issued) are herein referred to as the "Conversion Shares" and the "Warrant Shares," respectively. The Notes, the Warrants, the Conversion Shares and the Warrant Shares are sometimes collectively referred to herein as the "Securities".

            (e) The Company shall register with the Securities and Exchange Commission (the "Commission") shares of its Common Stock equal to at least 120% of the aggregate number of shares of Common Stock to effect the conversion of the Notes and any interest accrued and outstanding thereon and exercise of the Warrants pursuant to the Registration Rights Agreement in substantially the form attached hereto as Exhibit D (the "Registration Rights Agreement").

      2. Representations, Warranties and Covenants of the Purchasers. Each of the Purchasers hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company, with respect solely to itself and not with respect to any other Purchaser:

            (a) If a Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

            (b) This Agreement, the Registration Rights Agreement, the Notes, the Warrants and the Irrevocable Transfer Agent Instructions (as defined in
Section 3(m) hereof) (collectively, the "Transaction Documents") have been duly authorized, validly executed and delivered by each Purchaser and is a valid and binding agreement and obligation of each Purchaser enforceable against such Purchaser in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and each Purchaser has full power and authority to execute and deliver the Transaction Documents and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

            (c) Each Purchaser has received and carefully reviewed copies of the Public Documents (as hereinafter defined) and the Confidential Offering Memorandum dated December 17, 2002. Each Purchaser understands that no Federal, state, local or foreign governmental body or regulatory authority has made any finding or determination relating to the fairness of an investment in any of the Securities and that no Federal, state, local or foreign governmental body or regulatory authority has recommended or endorsed, or will recommend or endorse, any investment in any of the Securities. Each Purchaser, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

            (d) Each Purchaser understands that the Securities are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of each Purchaser set forth herein for purposes of qualifying for exemptions from registration under the Securities Act, and applicable state securities laws.

            (e) Each Purchaser is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

            (f) Each Purchaser is and will be acquiring the Securities for such Purchaser's own account, and not with a view to any resale or distribution of the Notes or Warrants in whole or in part, in violation of the Securities Act or any applicable securities laws.

            (g) The offer and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act. Each Purchaser understands that the Securities purchased hereunder have not been, and may never be, registered under the Securities Act and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or the Company receives an opinion of counsel reasonably acceptable to the Company that an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).

      3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to each Purchaser, and covenants for the benefit of each Purchaser, as follows:

            (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any effect on the business, results of operations, prospects, assets or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company from entering into and performing any of its obligations under this Agreement in any material respect; provided, however, that the foregoing shall not include operating losses of the Company in the amounts contemplated by the Commission Documents.

            (b) The Company has furnished the Purchasers with the Confidential Offering Memorandum and copies of the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001 (the "Form 10-K") filed with the Commission, its Form 10-Q for the quarterly period ended September 30, 2001 (the "Form 10-Q") and its Current Reports on Form 8-K dated June 11, 2002 and October 25, 2002 (collectively, the "Form 8-K", and collectively with the Form 10-Q and Form 10-K, the "Public Documents"). The Public Documents at the time of their filing did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. As used herein, "Commission Documents" means all reports, schedules, forms, statements and other documents filed by the Company with the Commission after December 31, 2001 pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act.

            (c) The Securities have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Securities shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind. When the Conversion Shares and Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Notes and Warrants, as applicable, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

            (d) Each of the Transaction Documents have been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver the Transaction Documents and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

            (e) Except as disclosed in Schedule 3(e) attached hereto, the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated by this Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B), (ii) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

            (f) The sale and issuance of the Securities in accordance with the terms of and in reliance on the accuracy of each Purchaser's representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

            (g) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated by this Agreement (other than any filings which may be required to be made by the Company with the Commission, or The Nasdaq National Market or pursuant to any state or "blue sky" securities laws subsequent to the Closing).

            (h) There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of the Transaction Documents or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. Except as disclosed in the Commission Documents, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any subsidiary, or any of their respective properties or assets which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

            (i) Intentionally Omitted.

            (j) To the Company's knowledge, neither this Agreement, the Transaction Documents nor the Schedules hereto or thereto contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

            (k) The authorized capital stock of the Company and the shares thereof issued and outstanding as of November 30, 2002 are set forth on Schedule 3(k) attached hereto. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized, and are fully paid and non-assessable. Except as set forth in this Agreement or on Schedule 3(k) attached hereto, as of December 31, 2001, no shares of Common Stock are entitled to preemptive rights and (other than (A) any option or right to purchase shares of the Company's Common Stock issued pursuant to the Company's 2000 Stock Incentive Plan, as amended, (B) any warrants issued under existing agreements as set forth on Schedule 3(k) attached hereto or (C) warrants issued pursuant to license, license option or other collaboration agreements as set forth on
Schedule 3(k) attached hereto) there are no registration rights or outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. The Company is not a party to, and its executive officers have no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, or no stockholder has a right of rescission or damages with respect thereto which is reasonably likely to have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws").

            (l) So long as the Notes or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, 120% of the maximum number of shares of Common Stock to effect the conversion of the Notes and any interest accrued and outstanding thereon and exercise of the Warrants.

            (m) The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Purchasers or their respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by the Purchasers to the Company upon conversion of the Notes or exercise of the Warrants, in the form of Exhibit E attached hereto (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 6 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3(m) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 3(m) shall affect in any way the Purchasers' obligations and agreements set forth in Section 6 to comply with all applicable prospectus delivery requirements, if any, upon the resale of the Conversion Shares and the Warrant Shares. If a Purchaser provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act or the Purchasers provide the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchasers and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3(m) will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3(m) will be inadequate and agrees, in the event of a breach or the Purchasers' reasonable perception of a threatened breach by the Company of the provisions of this Section 3(m), that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

            (n) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Notes, the Warrants, the Conversion Shares and the Warrant Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

            (o) The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

      4. Conditions Precedent to the Obligation of the Company to Sell the Notes and Warrants. The obligation hereunder of the Company to issue and sell the Notes and Warrants to each Purchaser is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

            (a) Each Purchaser shall have executed and delivered each of the Transaction Documents.

            (b) Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

            (c) The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

            (d) At the Closing Date, upon receipt of the Transaction Documents, each Purchaser shall have delivered to the Company immediately available funds as payment in full of the Purchase Price for the Notes and Warrants.

      5. Conditions Precedent to the Obligation of the Purchasers to purchase the Notes and Warrants. The obligation hereunder of each Purchaser to acquire and pay for the Notes and Warrants is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for each Purchaser's sole benefit and may be waived by each Purchaser at any time in its sole discretion.

            (a) The Company shall have executed and delivered the Transaction Documents.

            (b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

            (c) Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

            (d) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.

            (e) As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement, the Notes, the Warrants or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

            (f) No Material Adverse Effect shall have occurred at or before the Closing Date.

            (g) The Company shall have delivered on the Closing Date to the Purchasers a secretary's certificate, dated as of the Closing Date, as to (i) the resolutions of the board of directors of the Company authorizing the transactions contemplated by this Agreement, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing this Agreement, the Notes and the Warrants.

            (h) The Purchasers shall have received a legal opinion in substantially the form annexed hereto as Exhibit F as of the Closing Date.

            (i) The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes and the exercise of the Warrants, a number of shares of Common Stock equal to at least 120% of the aggregate number of Conversion Shares issuable upon conversion of the Notes outstanding on each Closing Date and the number of Warrant Shares issuable upon exercise of the Warrants assuming the Warrants were granted on the Closing Date (after giving effect to the Notes and the Warrants to be issued on the Closing Date and assuming the Notes and Warrants were fully convertible or exercisable on such date regardless of any limitation on the timing or amount of such conversions or exercises).

            (j) The Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, shall have been delivered to the Company's transfer agent.

      6. Legend. Each certificate representing the Notes, the Conversion Shares, the Warrants and the Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws): "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR WIRE ONE TECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED." The Company agrees to reissue certificates representing any of the Securities, without the legend set forth above if at such time, prior to making any transfer of any such Securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer will not be effected until: (a) the Company has either (i) received an opinion of counsel that the registration of the Notes, Conversion Shares, Warrants or Warrant Shares under the Securities Act is not required in connection with such proposed transfer; or (ii) filed a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission, which registration statement has become effective under the Securities Act; and (b) the Company has received an opinion of counsel that either: (i) the registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected. The Company will use reasonable efforts to respond to any such notice from a holder within five (5) business days. In the case of any proposed transfer under this Section 6, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this Section 6 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

      7. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided, however, that the Company shall pay all reasonable attorneys' fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by the Purchasers in connection with the preparation, negotiation, execution and delivery of this Agreement and the other transaction documents.

      8. Indemnification.

            (a) The Company hereby agrees to indemnify and hold harmless each Purchaser and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and reasonable expenses (collectively "Claims") incurred by each such person in connection with defending or investigating any such Claims, whether or not resulting in any liability to such person, to which any such indemnified party may become subject, insofar as such Claims arise out of or are based upon any breach of any representation or warranty or agreement made by the Company in this Agreement.

            (b) Each Purchaser severally but not jointly hereby agrees to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, or under any other statute, at common law or otherwise, insofar as such Claims arise out of or are based upon any breach of any representation, warranty or agreement made by a Purchaser in this Agreement.

      9. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

      10. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier (provided that any notice sent by telecopier shall be confirmed by other means pursuant to this Section
10), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

                  (a)   if to the Company:

                        Wire One Technologies, Inc.
                        225 Long Avenue
                        Hillside, New Jersey 07205
                        Attention: General Counsel
                        Tel. No.: (973) 282-2000
                        Fax No.:  (973) 391-9776

                        with a copy to:

                        Morrison & Foerster LLP
                        1290 Avenue of the Americas
                        New York, New York 10104
                        Attention: Michael J.W. Rennock
                        Tel. No.: (212) 468-8000
                        Fax No.:  (212) 468-7999

                  (b)   if to the Purchasers:

                        At the address of such Purchaser set forth on Exhibit A to this Agreement.

                        with a copy to:

                        Jenkens & Gilchrist Parker Chapin LLP
                        The Chrysler Building
                        405 Lexington Avenue
                        New York, New York 10174
                        Attention: Christopher S. Auguste
                        Tel. No.: (212) 704-6000
                        Fax No.:  (212) 704-6288

      All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.

      11. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

      12. Counterparts. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                  [end of page]

      IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

                                        WIRE ONE TECHNOLOGIES, INC.

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        PURCHASER:

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        PURCHASER:

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        PURCHASER:

                                        By:_____________________________________
                                           Name:
                                           Title: